UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  March 29, 2001

                          GOLFGEAR INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                     0-28007               43-1627555
(State or other jurisdiction.  (Commission File Number)   (I.R.S. Employer
      of incorporation)                                 Identification Number)


                                12771 Pala Drive
                         Garden Grove, California  92841
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 899-4274


                                 Not applicable
         (Former name or former address, if changed since last report.)


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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Hollander, Lumer & Co. LLP ("HLC") was the independent accounting firm for GolfGear International, Inc., a Nevada corporation (the "Company"), for the fiscal years ended December 31, 1999 and 1998. Effective February 16, 2001, HLC merged with the accounting firm of Good Swartz Brown & Berns LLP ("GSBB"), as a result of which GSBB became the successor entity to HLC. As a result of this merger, GSBB subsequently acquired most of the accounting practice of HLC and became the independent accountants for the Company effective March 29, 2001. HLC did not issue an audit opinion on the Company's financial statements for the fiscal year ended December 31, 2000 prior to its merger with GSBB.

     Prior to GSBB becoming the independent accountants for the Company, neither the Company, nor anyone on its behalf, consulted with GSBB regarding either the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was the subject of a disagreement or event as defined at Item 304 (a)(1)(iv) of Regulation S-B.

     HLC audited the Company's financial statements for the fiscal years ended December 31, 1999 and 1998. HLC's reports for these fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the period from January 1, 1998 to December 31, 1999 and the period from January 1, 2000 to March 29, 2001, there were no disagreements with HLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HLC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(iv)(B) of Regulation S-B during such periods.

     The Company has provided HLC with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-B, and has requested that HLC provide its response letter, addressed to the United States Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-B, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of HLC's letter is attached as an exhibit to this Current Report on Form 8-K.

     The Company has provided GSBB with a copy of the disclosures it is making In response to Item 304(a)(2) of Regulation S-B, and GSBB has indicated that no response letter will be forthcoming.


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ITEM  7.     FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION     AND
EXHIBITS

     c.     Exhibits:

     Exhibit
     Number     Description
     -------    -----------

     16.1 Letter from Hollander, Lumer & Co. LLP addressed to the United States Securities and Exchange Commission


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  GOLFGEAR  INTERNATIONAL,  INC.
                                                  ------------------------------
                                                            (Registrant)


Date:  April  6,  2001                            By:  /s/  DONALD  A.  ANDERSON
                                                       -------------------------
                                                            Donald  A.  Anderson
                                                            President

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
                                INDEX TO EXHIBITS

     Exhibit
     Number     Description
     -------    -----------

     16.1      Letter from Hollander, Lumer & Co. LLP
               addressed to the United States Securities and Exchange Commission


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